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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ____________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Horizon Organic Holding Corporation
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                    Delaware                                     84-1405007
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     (State of Incorporation or Organization)                 (I.R.S. Employer
                                                             Identification No.)

        6311 Horizon Lane, Longmont, Colorado                       80503
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       (Address of Principal Executive Offices)                   (Zip Code)
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
If this form relates to the registration             If this form relates to the registration
of a class of securities pursuant to                 of a class of securities pursuant to
Section 12(b) of the Exchange Act and is             Section 12(g) of the Exchange Act and is
effective pursuant to General                        effective pursuant to General Instruction
Instruction A. (c), please check the                 A.(d), please check the following box  [X]
following box.  [_]
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Securities Act registration statement file number to which this form
relates:                                                          333-51465
                                                             -------------------
                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of Each Class                     Names of Each Exchange on Which
     to be so Registered                      Each Class is to be Registered
----------------------------             ---------------------------------------

               None                                      Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.001 per share
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                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


     A description of the Registrant's Common Stock, par value $.001 per share, being registered hereby is contained in the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-51465) (the "Registration Statement"), initially filed with the Securities and Exchange Commission on April 30, 1998, under the caption "Description of Capital Stock" and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     Each of the following exhibits to this registration statement has been filed as an exhibit to the Registration Statement (as defined above) and is incorporated herein by reference:

Exhibit
Number   Description
------   -----------

3.2      Amended and Restated Certificate of Incorporation of the Registrant.

3.4      Amended and Restated Bylaws of the Registrant

4.2 Specimen stock certificate representing shares of Common Stock of the Registrant

                                       1.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      HORIZON ORGANIC HOLDING CORPORATION



Date:    May 21, 1998                 By:  /s/ Barnet M. Feinblum
     --------------------                ----------------------------
                                           Barnet M. Feinblum
                                           President and Chief Executive Officer

                                      2.